SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        American Corporate Accruals, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

              New Jersey                                 22-3327255
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(State of Incorporation or Organization)    (I.R.S) Employer Identification no.)

45 Essex Street, Millburn, NJ                              07041
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(Address of Principal Executive Offices)                 (Zip Code)

If this form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box
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                                                     X
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If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box
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Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                          Name of Each Exchange on Which
     to be so Registered                          Each Class is to be Registered
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Callable Principal Trust Receipts, Series 1       American Stock Exchange
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Coupon Trust Receipts, Series 1                   American Stock Exchange
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Securities to be registered pursuant to Section 12(g) of the Act:

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                                (Title of Class)

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                                (Title of Class)

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                               American Corporate Accruals, Inc.
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                                                          (Registrant)

Date   September 10, 1997                      By /s/ Susan Bowen
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                                             Name: Susan Bowen
                                            Title: Vice President